Exhibit 10.2

LIST OF CONTENTS OF EXHIBITS AND SCHEDULES TO THE

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBITS

Exhibit A	Form of Note
Exhibit B-1	Form of Notice of Borrowing
Exhibit B-2	Form of Notice of Conversion/Continuation
Exhibit C-1	Form of Syndicated Letter of Credit
Exhibit C-2	Form of Participated Letter of Credit
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Assignment and Assumption
Exhibit F	Form of Security Agreement
Exhibit G-1	Form of Opinion of Sidley Austin LLP
Exhibit G-2	Form of Opinion of Conyers, Dill & Pearman Limited
Exhibit G-3	Form of Opinion of Funk & Bolton, P.A.
Exhibit H	Form of Borrowing Base Report
Exhibit I	Form of Existing Lender Agreements
Exhibit J-1	Form of U.S. Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2	Form of U.S. Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3	Form of U.S. Tax Certificate (For Non–U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4	Form of U.S. Tax Certificate (For Non–U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

SCHEDULES

Schedule 1.1(a)	Commitments and Notice Addresses
Schedule 1.1(b)	Borrowing Base
Schedule 3.3	Existing Letters of Credit
Schedule 5.4	Licenses
Schedule 5.6	Unresolved Tax Claims
Schedule 5.7	Subsidiaries
Schedule 8.2	Indebtedness
Schedule 8.3	Liens